SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2009
Cox Radio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12187	58-1620022

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6205 Peachtree Dunwoody Road Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(678) 645-0000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 20, 2009, we issued a press release announcing that the special committee of our Board of Directors has withdrawn its recommendation that the stockholders of Cox Radio accept the tender offer by Cox Media Group, Inc., an indirect and wholly owned subsidiary of Cox Enterprises, Inc.
Based on this change in the special committee’s position with respect to the tender offer by Cox Media Group, Cox Radio is no longer a filing person or obligated to provide the disclosure required by Schedule 13E-3.
The foregoing description is qualified in its entirety by reference to the press release dated April 20, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
99.1	Press Release dated April 20, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COX RADIO, INC.
Date: April 20, 2009	By:	/s/ Charles L. Odom
		Name:	Charles L. Odom
		Title:	Chief Financial Officer